Exhibit 10.8

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

AMENDMENT NO. 2 TO LICENSE AGREEMENT

This AMENDMENT NO. 2 TO LICENSE AGREEMENT (herein referred to as “Amendment No. 2”) is made and entered into as of this 7th day of January, 2020 (the “Amendment No. 2 Effective Date”), between BioMarin Pharmaceutical Inc., a Delaware corporation, with offices at 770 Lindaro Street, San Rafael, CA 94901 (“BioMarin”), and AVROBIO, Inc., a Delaware corporation having a place of business at One Kendall Square, Building 300, Suite 201, Cambridge, MA 02139 (“AVROBIO”).  Each of BioMarin and “AVROBIO” may be referred to herein as a “Party” or collectively as the “Parties.”

1.

This Amendment No. 2 shall serve as an amendment to that certain License Agreement, effective as of August 31, 2017 and amended effective as of February 21, 2018 by and between AVROBIO and BioMarin (the “Original Agreement”). Except as expressly modified hereby, the Original Agreement shall continue in full force according to its terms.  Capitalized terms not otherwise defined in this Amendment No. 2 shall have the meaning ascribed to such term in the Original Agreement.

2.

AVROBIO’s address set forth in the introductory paragraph of the Original Agreement and in Section 11.4 of the Original Agreement is hereby deleted in its entirety and replaced with the AVROBIO address set forth above in the introductory paragraph of this Amendment No. 2.

3.	Section 2.1.2 of the Original Agreement is hereby deleted and replaced with the following:

“2.1.2Subject to the terms and conditions of this Agreement, BioMarin hereby grants to AVROBIO a limited, non-sublicensable, non-transferable, non-exclusive license to use [***] solely for the experiments set forth in Schedule D, which shall be performed by AVROBIO personnel or by a permitted Third Party at the facilities expressly specified therein. With BioMarin’s prior written consent, AVROBIO may subcontract the performance of certain experiments set forth in Schedule D to additional Third Parties, including consultants.  With respect to each and any such Third Party (a) such Third Party shall be bound by obligations consistent with AVROBIO’s obligations set forth in Sections 2.6.2, 2.6.5, 2.6.7, and 7 of this Agreement; and (b) AVROBIO shall remain liable for such permitted Third Party’s performance.”

4.	Section 2.6.1 of the Original Agreement is hereby deleted and replaced with the following:

“2.6.1BioMarin agrees to supply AVROBIO, and/or any permitted Third Party as directed by AVROBIO, with [***] in the amount set forth in Schedule D hereto.”

5.	As of the Amendment No. 2 Effective Date, Schedule D attached to the Original Agreement is replaced in its entirety with a new Schedule D, in the form attached to this Amendment No. 2 as Attachment 1.
6.	This Amendment No. 2 shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, successors, trustees, transferees and assigns.
7.	This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

7.

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have caused this Amendment No. 2 to be executed and delivered by their proper and duly authorized officers effective as of the day and year first above written.

BioMarin Pharmaceutical Inc.		AVROBIO, Inc.

/s/ Brinda Balakrishan		/s/ Geoff MacKay

By:	Brinda Balakrishan	By:	Geoff MacKay

Its:	Group Vice President	Its:	CEO
	08-Jan-2020		08-Jan-2020

Attachment 1

Schedule D

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